Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

Note 2  Summary of Significant Accounting Policies

Use of Estimates

The financial statements have been prepared in accordance with generally accepted accounting principles in the United States and necessarily include amounts based on estimates and assumptions by management. Actual results could differ from those amounts. Significant estimates include amounts for sales rebates, income taxes, pension and post-employment benefits, valuation of intangible assets and goodwill, litigation, financial instruments, and inventory and accounts receivable exposures.

Revenue Recognition

AbbVie recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable and collectability of the sales price is reasonably assured. Revenue from product sales is recognized when title and risk of loss have passed to the customer. Provisions for discounts, rebates and sales incentives to customers and returns and other adjustments are provided for in the period the related sales are recorded. Sales incentives to customers are not material. Historical data is readily available and reliable, and is used for estimating the amount of the reduction in gross sales. Revenue from the launch of a new product, from an improved version of an existing product, or for shipments in excess of a customer's normal requirements are recorded when the conditions noted above are met. In those situations, management records a returns reserve for such revenue, if necessary. Sales of product rights for marketable products are recorded as revenue upon disposition of the rights.

Research and Development Costs

Internal research and development (R&D) costs are expensed as incurred. Clinical trial costs incurred by third parties are expensed as the contracted work is performed. Where contingent milestone payments are due to third parties under research and development collaborations for pre-commercialization milestones, the milestone payment obligations are expensed when the milestone results are achieved. Payments made to third parties subsequent to regulatory approval are capitalized and amortized over the remaining useful life of the related product. Amounts capitalized for such payments are included in intangible assets, net of accumulated amortization.

Advertising

Costs associated with advertising are expensed in the year incurred and are included in selling, general and administrative expenses (SG&A). Advertising expenses were $506 million, $375 million and $290 million in 2012, 2011 and 2010, respectively.

Pension and Post-Employment Benefits

AbbVie records annual expenses relating to its pension benefit and other post-employment plans based on calculations which include various actuarial assumptions, including discount rates, assumed asset rates of return, compensation increases, turnover rates and health care cost trend rates. AbbVie reviews its actuarial assumptions on an annual basis and makes modifications to the assumptions based on current rates and trends. Actuarial losses and gains are amortized over the remaining service attribution periods of the employees under the corridor method, in accordance with the rules for accounting for post-employment benefits. Differences between the expected long-term return on plan assets and the actual annual return are amortized over a five-year period.

AbbVie employees participate in defined benefit pension and other post-employment plans sponsored by Abbott, which include participants of Abbott's other businesses. Such plans are accounted for as multiemployer plans in the historical financial statements for AbbVie and, as a result, no asset or liability was recorded by AbbVie in the historical combined balance sheets to recognize the funded status of these plans. In 2013, subsequent to the separation from Abbott, AbbVie's portion of the defined benefit pension plans will be separated from the Abbott defined benefit pension plans at which time the funded status for each plan will be reflected in the AbbVie combined balance sheets using a December 31, 2012 measurement date. In addition to participation in defined benefit pension and other post-employment plans sponsored by Abbott, AbbVie is the sole sponsor for certain defined benefit pension and other post-employment plans. The funded status of these plans have been recorded in the combined balance sheets for AbbVie at December 31, 2012.

Refer to Note 9 for information regarding AbbVie's pension and post-employment plans.

Income Taxes

Income taxes on earnings reflect the annual effective rates, including charges for interest and penalties. Deferred income taxes are provided for the tax effect of temporary differences between the tax bases of assets and liabilities and their reported amounts in the financial statements based on enacted tax laws and rates. The combined balance sheet as of December 31, 2011 has been appropriately revised to increase deferred tax liabilities in long-term liabilities by $156 million, decrease deferred tax assets in other assets by $136 million, and decrease net parent company investment in AbbVie by $292 million to properly reflect temporary differences attributable to AbbVie assets.

In AbbVie's combined financial statements, income tax expense and deferred tax balances have been calculated on a separate tax return basis although AbbVie's operations have historically been included in the tax returns filed by the respective Abbott entities of which the AbbVie business is a part. In the future, as a stand-alone entity, AbbVie will file tax returns on its own behalf and its deferred taxes and effective tax rate may differ from those in the historical periods.

AbbVie does not maintain an income taxes payable to/from account with Abbott. With the exception of certain entities outside the United States that transferred to AbbVie at separation, AbbVie is deemed to have settled current tax balances with the Abbott tax paying entities in the respective jurisdictions. These settlements were reflected as changes in net parent company investment.

Cash and Equivalents

Cash and equivalents include time deposits and money market funds with original maturities of three months or less.

Investments

Short-term investments consist primarily of time deposits and U.S. Treasury securities and are carried at fair value. Investments in marketable equity securities are classified as available-for-sale and are recorded at fair value with any unrealized holding gains or losses, net of tax, included in accumulated other comprehensive income (loss). Investments in equity securities that are not traded on public stock exchanges and held-to-maturity debt securities are recorded at cost.

AbbVie reviews the carrying value of investments each quarter to determine whether an other than temporary decline in market value exists. AbbVie considers factors affecting the investee, factors affecting the industry the investee operates in and general equity market trends. The company considers the length of time an investment's market value has been below cost and the near-term prospects for recovery. When AbbVie determines that an other than temporary decline has occurred, the cost basis investment is written down with a charge to income and the available-for-sale securities' unrealized loss is recognized as a charge to income and removed from accumulated other comprehensive income (loss) (AOCI).

Accounts Receivable

Accounts receivable are stated at their net realizable value. The allowance against gross accounts receivable reflects the best estimate of probable losses inherent in the receivables portfolio determined on the basis of historical experience, specific allowances for known troubled accounts and other currently available information. Accounts receivable are written off after all reasonable means to collect the full amount (including litigation, where appropriate) have been exhausted. The allowance was $178 million at December 31, 2012 and $161 million at December 31, 2011.

Inventories

Inventories are valued at the lower of cost (first-in, first-out basis) or market. Cost includes material and conversion costs. Inventories, net, consist of the following.

as of December 31 (in millions)	2012	2011

Finished goods	$547	$429
Work-in-process	286	207
Materials	258	236

Inventories, net	$1,091	$872

Property and Equipment

as of December 31 (in millions)	2012	2011

Land	$94	$106
Buildings	1,278	1,305
Equipment	4,865	4,331
Construction in progress	305	206

Property and equipment, gross	6,542	5,948
Less accumulated depreciation	(4,295)	(3,804)

Property and equipment, net	$2,247	$2,144

Depreciation for property and equipment is recorded on a straight-line basis over the estimated useful lives of the assets. The estimated useful life for buildings ranges from 15 to 66 years, with an average depreciation period of 25 years, and five to 35 years for equipment, with an average depreciation period of 10 years. Leasehold improvements are amortized over the life of the related facility lease (including any renewal periods, if appropriate) or the asset, whichever is shorter. Depreciation expense for the years ended December 31, 2012, 2011 and 2010 was $525 million, $508 million and $476 million, respectively. Equipment includes certain computer software and software development costs incurred in connection with developing or obtaining software for internal use. Assets under capital leases included in property and equipment in the combined balance sheets are not material.

Litigation

Loss contingency provisions are recorded for probable losses at management's best estimate of a loss. When a best estimate cannot be made, a minimum loss contingency amount is recorded. Legal fees are expensed as incurred.

Product Liability

AbbVie accrues for product liability claims, on an undiscounted basis, when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated based on existing information. The liabilities are adjusted quarterly as additional information becomes available. Receivables for insurance recoveries for product liability claims are recorded as assets, on an undiscounted basis, when it is probable that a recovery will be realized.

Business Combinations

Results of operations of acquired companies are included in AbbVie's results of operations as of the respective acquisition dates. Assets acquired and liabilities assumed are recognized at the date of acquisition at their respective fair values. Any excess of the purchase price over the estimated fair values of the net assets acquired is recognized as goodwill. Contingent consideration is recognized at the estimated fair value on the acquisition date, which is determined by utilizing a probability weighted discounted cash flow model. Subsequent changes to the fair value of contingent payments are recognized in earnings. The allocation of purchase price in certain cases may be subject to revision based on the final determination of fair value. Legal costs, audit fees, business valuation costs and all other business acquisition costs are expensed when incurred.

Goodwill and Intangible Assets

Purchased intangible assets are recorded at fair value using a discounted cash flow model. The discounted cash flow model requires assumptions about the timing and amount of future net cash flows, risk, the cost of capital, terminal values and market participants. Definite-lived intangibles are amortized over their estimated useful lives. AbbVie reviews the recoverability of definite-lived intangible assets whenever events or changes in circumstances indicate the carrying value of an asset may not be recoverable. Impairment is reviewed by comparing projected undiscounted cash flows to be generated by the asset to its carrying value. If the undiscounted cash flows of an intangible asset are less than the carrying value of an intangible asset, the intangible asset is written down to its fair value, which is usually the discounted cash flow amount and a loss is recorded equal to the excess of the asset's net carrying value over its fair value. Where cash flows cannot be identified for an individual asset, the review is applied at the lowest level for which cash flows are identifiable.

Goodwill and indefinite-lived assets are not amortized but are subject to an impairment review annually and whenever indicators of impairment exist. An impairment of goodwill would occur if the carrying amount of a reporting unit exceeded the fair value of that reporting unit, calculated using a weighting of the income approach and the market approach. The fair value under the income approach is calculated as the present value of estimated cash flows discounted using a risk-free market rate adjusted for a market participant's view of similar companies and perceived risks in cash flows. The fair value under the market approach is calculated using market multiples for peer groups applied to the operating results of the reporting units to determine fair value. The implied fair value of goodwill is then determined by subtracting the fair value of all identifiable net assets other than goodwill from the fair value of the reporting units, with an impairment charge recorded for the excess, if any, of the carrying amount of goodwill over the implied fair value. Based on the company's most recent annual impairment test performed in the third quarter, the fair value of the reporting units was substantially in excess of their carrying value.

Indefinite-lived assets are tested for impairment by comparing the fair value of each intangible asset with its carrying value. The value of indefinite-lived is based on the present value of projected cash flows using an income approach. If the carrying value exceeds fair value, the intangible asset is considered impaired and is reduced to fair value.

Acquired In-Process Research and Development

The initial costs of rights to acquired in-process research and development (IPR&D) projects acquired in an asset acquisition are expensed as IPR&D unless the project has an alternative future use. These costs include initial payments incurred prior to regulatory approval in connection with research and development collaboration agreements that provide rights to develop, manufacture, market and/or sell pharmaceutical products. The fair value of IPR&D projects acquired in a business combination are capitalized and accounted for as indefinite-lived intangible assets until the underlying project receives regulatory approval, at which point the intangible asset will be accounted for as a definite-lived intangible asset, or discontinuation, at which point the intangible asset will be written off. Development costs incurred after the acquisition are expensed as incurred. Indefinite- and definite-lived assets are subject to impairment reviews as discussed previously.

Foreign Currency Translation

Foreign subsidiary earnings are translated into U.S. dollars using average exchange rates. The net assets of foreign subsidiaries are translated into U.S. dollars using current exchange rates. The U.S. dollar effects that arise from translating the net assets of these subsidiaries at changing rates are recognized in other comprehensive income (OCI). The net assets of subsidiaries in highly inflationary economies are remeasured as if the functional currency were the reporting currency. The remeasurement is recognized in earnings and is immaterial for all years presented.

Derivatives

All derivative instruments are recognized as either assets or liabilities at fair value in the combined balance sheets and are classified as current or long-term based on the scheduled maturity of the instrument. The accounting for changes in the fair value of a derivative instrument depends on whether it has been formally designated and qualifies as part of a hedging relationship under the applicable accounting standards and, further, on the type of hedging relationship.

For derivatives formally designated as hedges, the company assesses at inception and quarterly thereafter, whether the hedging derivatives are highly effective in offsetting changes in the fair value or cash flows of the hedged item. The changes in fair value of a derivative designated as a fair value hedge and of the hedged item attributable to the hedge risk are recognized in earnings immediately. Fair value hedges are used to hedge the interest rate risk associated with certain of the company's fixed-rate debt. The effective portions of changes in the fair value of a derivative designated as a cash flow hedge are reported in AOCI and are subsequently recognized in earnings consistent with the underlying hedged item. Cash flow hedges are used to manage exposures from changes in foreign currency exchange rates.

The derivatives that are not designated and do not qualify as hedges are adjusted to fair value through current earnings. If it is determined that a derivative is no longer highly effective as a hedge, the company discontinues hedge accounting prospectively. Gains or losses are immediately reclassified from AOCI to earnings relating to hedged forecasted transactions that are no longer probable of occurring. Gains or losses relating to terminations of effective cash flow hedges in which the forecasted transactions are still probable of occurring are deferred and recognized consistent with the income or loss recognition of the underlying hedged items. Terminations of a fair value hedge result in a cumulative fair value adjustment to the hedged items at the date of termination which is amortized to earnings over the remaining term of the hedged item.

Derivatives, including those that are not designated as a hedge, are principally classified in the operating section of the combined statements of cash flows, consistent with the underlying hedged item.

Refer to Note 8 for information regarding AbbVie's derivative and hedging activities.

Earnings per Share

The numerator for both basic and diluted earnings per common share (EPS) is net earnings attributable to AbbVie. The denominator for basic and diluted EPS is based on the number of shares of AbbVie common stock outstanding on the distribution date. On January 1, 2013, the distribution date, Abbott shareholders of record as of the close of business on December 12, 2012 received one share of AbbVie common stock for every one share of Abbott's common stock held as of the record date.

Basic and diluted earnings per common share and the average number of common shares outstanding were calculated using the number of AbbVie common shares outstanding immediately following the distribution. The same number of shares was used to calculate basic and diluted earnings per share since no AbbVie equity awards were outstanding prior to the distribution.

years ended December 31 (in millions, except per share amounts)	2012	2011	2010

Net earnings	$5,275	$3,433	$4,178
Basic and diluted earnings per common share	3.35	2.18	2.65
Basic and diluted average shares outstanding	1,577	1,577	1,577